UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): January 22, 2009

                                GERON CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                     0-20859                   75-2287752
(State or other jurisdiction  (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)


                             230 CONSTITUTION DRIVE
                          MENLO PARK, CALIFORNIA 94025
          (Address of principal executive offices, including zip code)

                                 (650) 473-7700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02(b)  Departure of Directors or Certain Officers; Election of Directors;
              Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


         On January 22, 2009, John P. Walker, a member of the Board of Directors of Geron Corporation (the Company), notified the Company of his decision to resign as a member of the Board of Directors, effective as of January 28, 2009. Mr. Walker is resigning because of time constraints relating to his appointment as Chief Executive Officer of another company.

         On January 28, 2009, the Company's Board of Directors appointed Mr. Edward V. Fritzky as interim Chairman of the Audit Committee and has been found by the Board of Directors to satisfy the qualifications necessary for designation as the Audit Committee financial expert.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             GERON CORPORATION

Date: January 28, 2009                       By: /s/ David L. Greenwood
                                                 -------------------------------
                                                     David L. Greenwood
                                                     Executive Vice President
                                                     Chief Financial Officer